[Casella Waste Systems logo]
                           CASELLA WASTE SYSTEMS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

[Number Seal]                               [Shares Seal]
CLASS A COMMON STOCK                        CUSIP 147448 10 4
THIS CERTIFICATE IS TRANSFERABLE            SEE REVERSE FOR CERTAIN DEFINITIONS
IN BOSTON, MA OR NEW YORK, NY




THIS CERTIFIES THAT




is the owner of


         FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, PAR VALUE $.01 PER SHARE, OF CASELLA WASTE SYSTEMS, INC., (the "Corporation"), a Delaware corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by the holder's duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed.
     This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.
     IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:

/s/ Jerry S. Cifor                                          /s/ John W. Casella
    Treasurer       [Corporate Seal - State of Delaware]       President


Countersigned and Registered:
     BankBoston, N.A.


By                  Transfer Agent
                    and Registrar


                    Authorized Signature

                           CASELLA WASTE SYSTEMS, INC.

     The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder upon written request a copy of the full text of preferences, voting powers, qualifications and special and relative rights of the shares of each class of stock (and of any series thereof) authorized to be issued by the Corporation as set forth in the Amended and Restated Certificate of Incorporation and amendments thereto filed with the Secretary of State of the State of Delaware.

     This certificate and the shares represented hereby are issued and held subject to the laws of the State of Delaware and the Amended and Restated Certificate of Incorporation and the Second Amended and Restated Bylaws of the Corporation, each as amended from time to time.
                            -----------------------

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT -..........Custodian..........
TEN ENT - as tenants by the entireties                       (Cust)             (Minor)
JT TEN  - as joint tenants with right                      under Uniform Gifts to Minors
          of survivorship and not as                       Act..........................
          tenants in common                                            (State)

    Additional abbreviations may also be used though not in the above list.

For value received,_______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------


_______________________________________________________________________________
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)
_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated________________________________________


                                           ____________________________________


Signature(s) Guaranteed:               NOTICE: THE SIGNATURES TO THIS ASSIGNMENT
                                       MUST CORRESPOND WITH THE NAME(S) AS
                                       WRITTEN UPON THE FACE OF THE CERTIFICATE
                                       IN EVERY PARTICULAR WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.


By______________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15